KPMG PEAT MARWICK LLP




The Board of Directors
Enteractive, Inc.:


We consent to the use of our report incorporated herein (Form S-3) by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                                     /S/ KPMG PEAT MARWICK LLP
                                                     -------------------------
                                                     KPMG PEAT MARWICK LLP


New York, New York
March 17, 1997